UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2022
CarLotz, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3301 W. Moore St.
Richmond, Virginia 23230
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (804) 510-0744
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	LOTZ	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	LOTZW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 8, 2022, CarLotz, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2022. The press release dated November 8, 2022 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Important Additional Information
In connection with the pending transaction between CarLotz and Shift Technologies, Inc. (“Shift”) (the “Shift Merger”), Shift has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), that includes a joint proxy statement of Shift and CarLotz, that also constitutes a prospectus of Shift (the “joint proxy statement/prospectus”), which has become effective. Security holders of Shift and CarLotz are urged to carefully read the entire registration statement and joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC when they become available, because they will contain important information. A definitive joint proxy statement/prospectus has been sent to Shift’s stockholders and to CarLotz’ stockholders. Security holders may obtain the registration statement and the joint proxy statement/prospectus from the SEC’s website or from Shift or CarLotz as described in the paragraph below.
The documents filed by Shift with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Shift by requesting them by mail at 290 Division Street, Suite 400, San Francisco, California 94103. The documents filed by CarLotz with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CarLotz by requesting them by mail at 3301 W. Moore St., Richmond, Virginia 23230.
Participants in the Solicitation
Shift, CarLotz and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies in connection with the pending Shift Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the pending Shift Merger, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus filed with the SEC. Information about the directors and executive officers of CarLotz is set forth in the definitive proxy statement for CarLotz’ 2022 annual meeting of stockholders, as previously filed with the SEC on April 29, 2022 and in CarLotz’ Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 15, 2022, as supplemented by CarLotz’ subsequent filings with the SEC. Information about the directors and executive officers of Shift and their ownership of Shift shares is set forth in the definitive proxy statement for Shift’s 2022 annual meeting of stockholders, as previously filed with the SEC on June 26, 2022, as supplemented by Shift’s subsequent filings with the SEC. Free copies of these documents may be obtained as described in the paragraph above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding CarLotz’ expectations or predictions of future financial or business performance or conditions, and regarding the timing and consummation of the Shift Merger. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such statements are based on management’s current expectations and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause such differences include those disclosed in CarLotz’ filings with the SEC, including those resulting from the impact of the ongoing Covid-19 pandemic on our business and general business and economic conditions and our ability to successfully execute our business plan and the pending Shift Merger. Forward-looking statements speak only as of the date they are made, and CarLotz is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See the Exhibit Index below, which is incorporated by reference herein.
EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press release dated November 8, 2022

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLOTZ, INC.

Dated: November 8, 2022	By:	/s/ Lev Peker
	Name:	Lev Peker
	Title:	Chief Executive Officer
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